UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 3, 2006
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota	41-0948334

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3515 Lyman Boulevard, Chaska, Minnesota 55318

(Address of principal executive offices, including zip code)

(952) 368-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 3, 2006, Lifecore Biomedical, Inc. issued a press release announcing the appointment of Ben Beckham as Vice President of Sales & Marketing for the Oral Restorative Division. A copy of the press release is filed as an exhibit to this report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibit is being filed with this Form 8-K:
     99.1 Press release issued by Lifecore Biomedical, Inc. on January 3, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
By:	/s/ Dennis J. Allingham
Dennis J. Allingham
President and Chief Executive Officer

Date: January 5, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Lifecore Biomedical, Inc. on January 3, 2006.